EMPLOYMENT AGREEMENT

     This Employment Agreement (the "Agreement") is made effective as of this 30th day of November, 1999 by and between TALENT, ENTERTAINMENT AND MEDIA SERVICES, INC., a Delaware corporation (the "Company"), and JEFFERY A. COLBY ("Employee").

RECITALS

A. The Company wishes to employ Employee, and Employee wishes to be employed by the Company.

B. The parties wish to set forth in this Agreement the terms and conditions of such employment.

AGREEMENTS

     In consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Employment. Subject to the terms and conditions of this Agreement, the Company employs Employee to serve in an executive capacity and Employee accepts such employment and agrees to dedicate all of his business time and effort to Company business and perform such reasonable responsibilities and duties as may be assigned to him from time to time by the Company's Board of Directors (the "Board") or the Chairman or other designee of the Board. Employee's title shall be President, with responsibility for the overall operations of the Company and such other specific executive responsibilities as may be assigned from time to time by, and subject to the direction of, the Board or its Chairman or other designee. Employee's title may be changed by the Company, from time to time, in the Company's sole discretion, so long as such title realistically reflects Employee's responsibilities and Employee is maintained in an executive capacity. Employee shall have all power and authority of a corporate officer as provided by the Company's bylaws.

     2. Term. The employment of Employee by the Company pursuant to this Agreement shall commence on the date hereof and continue for a term of three years or until terminated as provided elsewhere herein.

     3. Compensation.

          a) Salary. The initial monthly base salary payable to Employee shall be $17,500, which base salary shall be paid according to the Company's normal payroll practices and shall be reviewed from time to time on the same schedule as applicable to Senior Vice Presidents of the Company's parent corporation and in accordance with the Company's policies and practices regarding periodic review and adjustment of executive compensation. Employee's base salary shall not be reduced during the term hereof without Employee's written consent.

          b) Incentive Plan. Employee will have the opportunity to earn incentive compensation pursuant to an incentive compensation plan based upon Employer's performance. The parties shall endeavor in good faith to agree upon an incentive compensation plan within 30 days after the date of this Agreement. This incentive plan may be modified by the Company in its discretion after January 1, 2001, provided that the Company shall consult with Employee in developing any such modification.

     4. Fringe Benefits. In addition to the options for shares of the Company's Common Stock available to Employee under the same terms as those available to Company employees, and any other employee benefit plans generally available to Company employees, the Company shall include Employee (and Employee's dependents) in any group medical insurance plan maintained for the employees of

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the  Company at the  Company's  expense.  The manner of  implementation  of such benefits with respect to such items as procedures and amounts is discretionary with the Company but shall be equivalent to benefits provided generally to Senior Vice Presidents of the Company's parent corporation and shall include medical, dental and hospital coverage for Employee and Employee's dependents who are eligible under the applicable plans.

     5. Vacation. Employee shall be entitled to vacation with pay in keeping with Employee's established vacation practices, but in no event less than four weeks per service anniversary year. In addition, Employee shall be entitled to such holidays as the Company may approve for its executive personnel.

     6. Expense Reimbursement. In addition to the compensation and benefits provided above, the Company shall pay a $500 per month automobile allowance and all other, non-automobile related, reasonable expenses of Employee incurred in connection with the performance of Employee's duties and responsibilities to the Company pursuant to this Agreement, upon submission of appropriate vouchers and supporting documentation in accordance with the Company's usual and ordinary practices, provided that such expenses are reasonable and necessary business expenses of the Company. The Company shall pay Employee's reasonable cellular telephone expenses that are related to Company. The Company shall also pay Employee $5,000 per year for individual purchase by Employee of supplemental insurance products or for use in such other manner as Employee sees fit.

     7. Termination. This Agreement may be terminated in the manner provided below:

          a) For Cause. The Company may terminate Employee's employment by the Company, for cause, upon written notice to the Employee stating the facts constituting such cause, provided that Employee shall have 20 days following such notice to cure any conduct or act, if curable, alleged to provide grounds for termination for cause hereunder and agrees to diligently pursue completion of such cure as quickly as possible. In the event of termination for cause, the Company shall be obligated to pay the Employee only the base salary due him through the date of termination. Cause shall include willful and persistent failure to abide by instructions or policies from or set by the Board of Directors; willful and persistent failure to attend to material duties or obligations imposed under this Agreement; commission of a felony, a misdemeanor involving moral turpitude or any other serious misdemeanor offense or pleading guilty or nolo contendere to same; an act of fraud, dishonesty or theft on the part of Employee; or any act or failure to act on the part of Employee, which materially harms or injures or may materially harm or injure the reputation, good name or interests of Company (which shall include, to the extent allowed by applicable law, but not be limited to, any drug, alcohol and/or any other substance abuse which materially impairs the ability of Employee to perform his duties and services hereunder).

          b) Disability. If Employee experiences a permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), the Company shall have the right to terminate this Agreement without further obligation hereunder except for any amounts payable pursuant to disability plans generally applicable to executive employees.

          c) Death. If Employee dies, this Agreement shall terminate immediately, and Employee's legal representative shall be entitled to receive the base salary due to Employee through the 60th day from the date on which his death shall have occurred and any other death benefits generally applicable to executive employees.

          d) Termination without cause. The Company may terminate Employee's employment by the Company at any time immediately, without cause, by giving written notice to the Employee. If the Company terminates under this section 7.d., it shall: (1) continue coverage of Employee and Employee's dependents under its medical plans at the Company's expense for the lesser of 12 months or until Employee secures other employment (unless continuation of coverage under such plans is unfeasible, in which event the Company will provide substantially similar benefits); and (2) pay to Employee 12 months of Employee's then-current base salary; provided, however, that such salary shall be paid under the normal payment schedule as if Employee were still employed by Company and shall be reduced by applicable withholdings.

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          e) Termination by Employee for Good Reason. Employee may terminate his employment at any time for Good Reason (as defined below in this subsection), in which event Employee shall be entitled to payments and benefits to the same extent and payable in the same manner as if Employee was terminated without cause as described in Section 7(d). "Good Reason" shall mean (x) without Employee's express written consent, a reduction of Employee's base compensation or the assignment to Employee of duties materially inconsistent with Employee's position, duties, responsibilities and status, or a demotion or change in titles (except in connection with termination of Employee's employment in compliance with this Section 7);
     (y) a material breach by the Company of its obligations hereunder which (if curable) is not cured by the Company within 20 days after its receipt of written notice stating the facts constituting such material breach; or (z) without Employee's express written consent, relocation of the site of Employee's duties to a location outside the Los Angeles, California metropolitan area.

          f) Change in Control. If this Agreement is terminated under Section 7(d) or 7(e) within 12 months following the effective date of a Change in Control (as defined in this Section 7(f)), the amount owed by the Company as severance shall equal Employee's total cash compensation during the 12 months preceding such termination, payable in the manner described in
     Section 7(d). "Change in Control" shall be deemed to have occurred if (i) a "person" (as such term is used in Paragraphs 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended [the "Exchange Act"]) becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing more than 50% of the total voting power represented by the Company's then outstanding Voting Securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company (other than a merger or consolidation which would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) 50% or more of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation); or (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of transactions) all or substantially all the Company's assets.

     8. Return of the Company's Materials. Upon the termination of this Agreement, Employee shall promptly return to the Company all files, credit cards, keys, instruments, equipment, and other materials owned or provided by the Company.

     9. Insurance. The Company shall use commercially reasonable efforts to carry director's and officer's professional liability insurance coverage for Employee while in the performance of Employee's duties hereunder in an amount of at least $10,000,000.

     10. Non-delegability of Employee's Rights and Company Assignment Rights. The obligations, rights and benefits of Employee hereunder are personal and may not be delegated, assigned, or transferred in any manner whatsoever, nor are such obligations, rights or benefits subject to involuntary alienation, assignment or transfer. The Company may transfer its obligations hereunder to a subsidiary, affiliate or successor.

     11. Notices. All notices, demands and communications required by this Agreement shall be in writing and shall be deemed to have been given for all purposes when sent to the respective addresses set forth below, (i) upon personal delivery, (ii) one day after being sent, when sent by overnight courier service to and from locations within the continental United States, (iii) three days after posting when sent by registered, certified, or regular United States mail, with postage prepaid and return receipt requested, or (iv) on the date of transmission when sent by confirmed facsimile.

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     If to the Company:   Talent, Entertainment and Media Services, Inc.
                          c/o Employee Solutions, Inc.
                          6225 North 24th Street
                          Phoenix, Arizona 85016
                          Attn: Legal Department

     If to Employee:      Jeffery A. Colby
                          ---------------------
                          ---------------------
                          ---------------------

(Or when sent to such other address as any party shall specify by written notice so given.)

     12. Entire Agreement. This Agreement, together with the confidentiality and non-solicit agreement dated as of the same date as this Agreement (the "Other Agreements") constitutes the final written expression of all of the agreements between the parties, and is a complete and exclusive statement of those terms. It supersedes all understandings and negotiations concerning the matters specified herein (including all prior written employment agreements and arrangements, if any), except as provided in the Other Agreements. Any representations, promises, warranties or statements made by either party that differ in any way from the terms of this written Agreement or the Other Agreements shall be given no force or effect. Except as provided in the Other Agreements, the parties specifically represent, each to the other, that there are no additional or supplemental agreements between them related in any way to the matters herein contained unless specifically included or referred to herein. No addition to or modification of any provision of this Agreement shall be binding upon any party unless made in writing and signed by all parties. Notwithstanding anything herein or in the Other Agreements to the contrary, the parties acknowledge and agree that the confidentiality and non-compete provisions of Employee's prior employment agreement with Employee Solutions, Inc., an Arizona corporation, shall continue in full force and effect according to their terms, except that such non-compete shall expire on the expiration date determined pursuant to the prior employment agreement or one year after the effective date of a termination of this Agreement under Section 7(d) or 7(e), whichever is earlier.

     13. Waiver. The waiver by either party of the breach of any covenant or provision in this Agreement shall not operate or be construed as a waiver of any subsequent breach by either party.

     14.  Invalidity  of Any  Provision.  The  provision of this  Agreement  are severable, it being the intention of the parties hereto that should any provisions hereof be invalid or unenforceable, such invalidity or unenforceability of any provision shall not affect the remaining provisions hereof, but the same shall remain in full force and effect as if such invalid or unenforceable provisions were omitted.

     15. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Arizona exclusive of the conflict of law provisions thereof. The parties agree that in the event of litigation, venue shall lie exclusively in Maricopa County, Arizona.

     16. Headings; Construction. Headings in this Agreement are for informational purposes only and shall not be used to construe the intent of this Agreement. The language in all parts of this Agreement shall in all cases be construed as a whole according to its fair meaning and not strictly for nor against any party.

     17. Counterparts; Facsimile Signatures. This Agreement may be executed simultaneously in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement. Delivery by any party of a facsimile signature to the other parties to this Agreement shall constitute effective delivery by said party of an original counterpart signature to this Agreement.

     18. Binding Effect; Benefits. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, successors, executors, administrators and assigns. This Agreement may be assigned by the Company in its sole discretion, provided that the Company shall assign this Agreement to any person to which the Company sells all or substantially all of its assets. Notwithstanding anything contained in this

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Agreement to the contrary,  nothing in this Agreement,  expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     19. Binding Effect on Marital Community. Employee represents and warrants to the Company that he has the power to bind his marital community (if any) to all terms and provisions of this agreement by his execution hereof.

     IN WITNESS WHEREOF, each of the parties hereto has executed this Employment Agreement and caused the same to be duly delivered on its behalf as of the date first above written.

"COMPANY"                                              "EMPLOYEE"

TALENT, ENTERTAINMENT AND MEDIA SERVICES, INC., a Delaware corporation


/s/ Quentin P. Smith                                    /s/ Jeffrey A. Colby
--------------------                                    --------------------
By: Quentin P. Smith                                    Jeffery A. Colby
Its: Chief Executive Officer

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